Exhibit 77C
          Kemper Portfolios
          Form N-SAR for the period ended 03/31/98
          File No. 811-3440
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             ---------------
                       FOR              372,832,981.238
                       WITHHELD           8,048,482.286

                   Lewis A. Burnham

                       Vote             Number
                       ----             ---------------
                       FOR              373,128,591.222
                       WITHHELD           7,752,872.302

                   Donald L. Dunaway

                       Vote             Number
                       ----             ---------------
                       FOR              373,043,751.317
                       WITHHELD           7,837,712.207

                   Robert B. Hoffman

                       Vote             Number
                       ----             ---------------
                       FOR              373,123,371.192
                       WITHHELD           7,758,092.332


























          Exhibit 77C
          Kemper Portfolios
          Form N-SAR for the period ended 03/31/98
          File No. 811-3440
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             ---------------
                       FOR              373,062,366.724
                       WITHHELD           7,819,096.800

                   Shirley D. Peterson

                       Vote             Number
                       ----             ---------------
                       FOR              373,956,252.468
                       WITHHELD           7,925,211.056

                   Daniel Pierce

                       Vote             Number
                       ----             ---------------
                       FOR              373,059,408.319
                       WITHHELD           7,822,055.205

                   William P. Sommers

                       Vote             Number
                       ----             ---------------
                       FOR              373,106,071.774
                       WITHHELD           7,775,391.750

                  Edmond D. Villani

                       Vote             Number
                       ----             ---------------
                       FOR              373,000,660.634
                       WITHHELD           7,880.802.890


























          Exhibit 77C
          Kemper Portfolios
          Form N-SAR for the period ended 03/31/98
          File No. 811-3440
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             ---------------
                       FOR              368,655,364.538
                       AGAINST            3,181,900.859
                       ABSTAIN            9,044,198.127

          Item 3:  New Investment Management Agreement

                   Kemper Cash Reserves Fund

                       Vote             Number
                       ----             ---------------
                       FOR              162,529,457.084
                       AGAINST            3,213,983.603
                       ABSTAIN            6,377,562.005

                   Kemper U.S. Mortgage Fund

                       Vote             Number
                       ----             -----------
                       FOR              190,973,476.186
                       AGAINST            4,872,838.050
                       ABSTAIN            8,354,263.564

                   Kemper Short-Intermediate Government Fund

                       Vote             Number
                       ----             ---------------
                       FOR               12,154,656.051
                       AGAINST              197,519.298
                       ABSTAIN              407,664.558



























          Exhibit 77C
          Kemper Portfolios
          Form N-SAR for the period ended 03/31/98
          File No. 811-3440
          Page 4


          Item 6:   New Rule 12b-1 Distribution Plan

                    Kemper Cash Reserves Fund
                    (for Class B shareholders)

                       Vote             Number
                       ----             ---------------
                       FOR              107,013,278.119
                       AGAINST            3,706,831.466
                       ABSTAIN            5,360,241.336

                    Kemper Cash Reserves Fund
                    (for Class C shareholders)

                       Vote             Number
                       ----             ---------------
                       FOR               11,998,367.078
                       AGAINST              480,173.220
                       ABSTAIN            2,092,156.930

                    Kemper U.S. Mortgage Fund
                    (for Class B shareholders)

                       Vote             Number
                       ----             --------------
                       FOR              48,276,957.030
                       AGAINST           1,537,441.882
                       ABSTAIN           2,920,547.897

                    Kemper U.S. Mortgage Fund
                    (for Class C shareholders)

                       Vote             Number
                       ----             --------------
                       FOR                 193,101.647
                       AGAINST                    .000
                       ABSTAIN               8,653.633

          Exhibit 77C
          Kemper Portfolios
          Form N-SAR for the period ended 03/31/98
          File No. 811-3440
          Page 5

                    Kemper Short-Intermediate Government Fund
                    (for Class B shareholders)

                       Vote             Number
                       ----             ---------------
                       FOR                7,570,917.428
                       AGAINST              216,787.330
                       ABSTAIN              431,668.111

                    Kemper Short-Intermediate Government Fund
                    (for Class C shareholders)

                       Vote             Number
                       ----             ---------------
                       FOR                  471,137.139
                       AGAINST                     .000
                       ABSTAIN                    5.160


          Item 7:  To approve changes in investment policies

                   Kemper Cash Reserves Fund

                       Vote             Number
                       ----             ---------------
                       FOR              168,444,722.625
                       AGAINST            6,311,206.589
                       ABSTAIN            9,706,554.861

                   Kemper U.S. Mortgage Fund

                       Vote             Number
                       ----             ---------------
                       FOR              181,431,962.586
                       AGAINST            7,654,744.484
                       ABSTAIN           13,433,792.535

































          Exhibit 77C
          Kemper Portfolios
          Form N-SAR for the period ended 03/31/98
          File No. 811-3440
          Page 6

                   Kemper Short-Intermediate Government Fund

                       Vote             Number
                       ----             ---------------
                       FOR               10,525,497.443
                       AGAINST              344,123.913
                       ABSTAIN              622,990.688



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